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                    JOHN HANCOCK TAX-FREE BOND FUND, MAY 1, 1995

                    SUPPLEMENT TO CLASS A AND CLASS B PROSPECTUS


The "INVESTMENT OBJECTIVE AND POLICIES" section is amended as follows:

The Fund may invest up to 35% of its assets in municipal bonds rated, at time of purchase, Ba, B by Moody's Investors Services, Inc., BB, B by Standard & Poor's Rating Group or Fitch Investor Services or if not rated determined by the Adviser to be of comparable credit quality. Such Bonds are considered speculative. While generally providing greater income than investments in higher quality securities, these bonds involve greater risk of principal and income loss, including the possibility of default. These bonds may have greater price volatility, especially during periods of economic uncertainty or change. Bonds rated B are currently meeting debt services requirements but provide a limited margin of safety and are vulnerable to default in the event of adverse business, financial or economic conditions. The bonds are considered highly speculative. In addition, the market for bonds rated BB/B, Ba/B or lower may be less liquid than the market for higher rated securities. Therefore, John Hancock Adviser's judgment at times play a greater role in the performance and valuation of the Fund's investments in these bonds.

November 28, 1995

5200S 11/95